Commitments and Contingencies - OCR information (Details)	12 Months Ended
Dec. 31, 2013
Legal Matters [Abstract]
Legal Matters of OCR under arbitration proceedings	Ocean Rig Norway Operations Inc. ("OCR"), a subsidiary of the Company, was notified by a letter dated 13 November 2013 that arbitration proceedings were commenced against it by Westcon Yard AS of Norway ("Westcon"), in connection to an alleged outstanding unpaid amount of Norwegian Krone Seventy Seven Million Three Hundred Eighty Three Thousand Eight Hundred and Three and Fifty Eight Ore (NOK 77,383,803.58) plus interest and costs related to upgrades performed in the driling unit Leiv Eiriksson in late 2012 and early 2013. OCR is disputing a large part of the above amount and the parties are currently in the process of exploring possible amicable commercial settlement.